Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

EXCHANGE ACT RULES 13a-14(a) and 15d-14(a),

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF2002

I, Michael J. Madigan, certify that:

1. I have reviewed this Amendment No.1 to the Annual Report on Form 10-K/A of Interactive Strength Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 25, 2024	/s/ Michael J. Madigan
Michael J. Madigan
Chief Financial Officer
(Principal Financial and Accounting Officer)